UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 31, 2012 (Date of earliest event reported: May 15, 2012)

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 21, 2012, Energy Partners, Ltd. (“EPL” or the “Company”) filed a Current Report on Form 8-K reporting the acquisition, on May 15, 2012, of additional oil and natural gas interests in the EPL-operated South Timbalier 41 field (the “ST41 Interests”) from W&T Offshore, Inc. (the “Seller”) for $32.4 million in cash, subject to customary adjustments to reflect the economic effective date of April 1, 2012 (the “ST41 Acquisition”). The acquisition was consummated in accordance with the Purchase and Sale Agreement (the “Purchase Agreement”) and the Assignment and Bill of Sale (the “Assignment”), both dated as of May 15, 2012, by and between the Company and the Seller. Prior to the acquisition, EPL owned a 60% working interest in the property and the Seller owned a 40% working interest. As a result of the acquisition, the Company has become the sole working interest owner of the field. Consistent with the requirements for Form 8-K, the Company committed in the Current Report on Form 8-K filed on May 21, 2012 to file the historical and pro forma financial information relating to the ST41 Interests no later than July 31, 2012, as more fully described in Items 9.01(a) and 9.01(b) of the Company’s initial filing. The Company is filing this Amendment No. 1 to the original Form 8-K to provide the historical and pro forma financial information described in Items 9.01(a) and 9.01(b) below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Audited statement of revenues and direct operating expenses of the ST41 Interests for the year ended December 31, 2011 and the related notes, and unaudited statements of revenues and direct operating expenses of the ST41 Interests for the three-month periods ended March 31, 2012 and March 31, 2011 and the related notes are included as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information. Unaudited Condensed Pro Forma Combined Balance Sheet as of March 31, 2012, Unaudited Condensed Pro Forma Combined Statements of Operations for the year ended December 31, 2011 and the three-month period ended March 31, 2012 and the related notes showing the pro forma effects of the ST41 Acquisition are included as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited statement of revenues and direct operating expenses of the ST41 Interests for the year ended December 31, 2011 and the related notes, and unaudited statements of revenues and direct operating expenses of the ST41 Interests for the three-month periods ended March 31, 2012 and March 31, 2011 and the related notes.

99.2	Unaudited Condensed Pro Forma Combined Balance Sheet as of March 31, 2012, Unaudited Condensed Pro Forma Combined Statements of Operations for the year ended December 31, 2011 and the three-month period ended March 31, 2012 and the related notes showing the pro forma effects of the ST41 Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2012

ENERGY PARTNERS, LTD.

By:	/s/ David P. Cedro
David P. Cedro
Senior Vice President, Chief Accounting Officer,
Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited statement of revenues and direct operating expenses of the ST41 Interests for the year ended December 31, 2011 and the related notes, and unaudited statements of revenues and direct operating expenses of the ST41 Interests for the three-month periods ended March 31, 2012 and March 31, 2011 and the related notes.

99.2	Unaudited Condensed Pro Forma Combined Balance Sheet as of March 31, 2012, Unaudited Condensed Pro Forma Combined Statements of Operations for the year ended December 31, 2011 and the three-month period ended March 31, 2012 and the related notes showing the pro forma effects of the ST41 Acquisition.